MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated July 25, 2018

to the Prospectus, Summary Prospectus,

and Statement of Additional Information (“SAI”) dated May 1, 2018 for the following Series of the Fund:

World Opportunities Series

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and SAI, and should be read in conjunction with those documents.

The Board of Directors (the “Board”) of Manning & Napier Fund, Inc. (the “Fund”) has approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that would provide for the reorganization of the World Opportunities Series into the Overseas Series, a separate series of the Fund. The investment objective, investment policies, principal investment strategies and principal risks of the Overseas Series are substantially similar to those of the World Opportunities Series. In addition, the portfolio holdings of the Overseas Series and the World Opportunities Series have historically been very similar, and currently differ only with respect to position sizes.

The Plan of Reorganization approved by the Board sets forth the terms by which the World Opportunities Series will transfer its assets and liabilities to the Overseas Series in exchange for shares of the Overseas Series, and subsequently distribute those Overseas Series shares to shareholders of the World Opportunities Series (the “Reorganization”). After the Reorganization is consummated, shareholders of the World Opportunities Series will be shareholders of the Overseas Series. The Reorganization is anticipated to be a tax-free transaction, meaning that World Opportunities Series shareholders will become shareholders of the Overseas Series without realizing any gain or loss for federal tax purposes.

The Reorganization is subject to approval by the shareholders of the World Opportunities Series. Shareholders of record of the World Opportunities Series on July 23, 2018 will receive a proxy statement/prospectus that describes the investment objective, strategies, expenses and risks of an investment in the Overseas Series and provides more detailed information about the Reorganization. If shareholders approve the Reorganization and other closing conditions are met, the Reorganization is anticipated to close on or about September 24, 2018.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund, nor is it a solicitation of any proxy. When it is available, please read the proxy statement/prospectus carefully before making any decision to invest or when considering the Reorganization. The proxy statement/prospectus will be available for free on the SEC’s website (www.sec.gov).

Supp EXWAX 07/25/2018